Exhibit 10.1

FORM OF AMENDMENT NO. 1 TO EXECUTIVE AGREEMENT

July 23, 2004

[Executive’s Name]

[Executive’s address]

Re:	Amendment No. 1 to Executive Agreement dated , 20

Reference is made to the Executive Agreement dated                     , 20     (“Agreement”), between yourself and Arch Chemicals, Inc. The reference in Paragraph 3(a) of the Agreement is hereby amended to replace “July 30, 2004” everywhere it appears in such paragraph with “December 31, 2004” effective immediately. In all other respects, the Agreement remains in full force and effect without change.

Please indicate in the space provided below your agreement with this amendment.

Very truly yours,

ARCH CHEMICALS, INC.

By:
Name:
Title:

Agreed to and accepted by: